Stockholders' Equity (Tables)	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Class of Treasury Stock
The table below reflects the number of shares repurchased and the average price per share (retroactively adjusted for the Stock Dividends), under the SRP and does not include any repurchases under tender offers (see above), cumulatively through December 31, 2020:

	Number of Shares Repurchased (2)	Average Price per Share (2)2
Cumulative repurchases as of December 31, 2019	4,391,519	$20.95
Year ended December 31, 2020 (1)	505,101	17.50
Cumulative repurchases as of December 31, 2020	4,896,620	20.60
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(1) Includes 505,101 shares of common stock repurchased on February 26, 2020 with respect to requests received during the period commencing July 1, 2019 up to and including December 31, 2019 for $8.8 million at an average price per share of $17.50.

Dividends Declared
The following table details from a tax perspective the portion of distributions classified as a return of capital, capital gain dividend income and ordinary dividend income, per share per annum, for the years ended December 31, 2020, 2019 and 2018, retroactively adjusted for the effect of the Stock Dividends:

	Year Ended December 31,
	2020		2019		2018
Return of capital (1)	100.0%	$0.42	100%	$0.83	100%	$0.92
Capital gain dividend income	—%	—	—%	—	—%	—
Ordinary dividend income	—%	—	—%	—	—%	—
Total	100.0%	$0.42	100.0%	$0.83	100.0%	$0.92
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(1) Amount for December 31, 2020 represents actual cash distributions paid to common shareholders during the year ended 2020, but excludes the stock dividends which do not represent taxable dividends to the Company’s shareholders for U.S. federal income tax purposes.